Exhibit 10.33

FIRST AMENDMENT TO

DISTRIBUTION AND SALE AGREEMENT

BETWEEN

CARACO PHARMACEUTICAL LABORATORIES LTD

AND

SUN PHARMACEUTICAL INDUSTRIES LIMITED

THIS FIRST AMENDMENT (“AMENDMENT”) TO AGREEMENT, is made this 27th day of December 2010, by and between CARACO PHARMACEUTICAL LABORATORIES, LTD., a Michigan corporation (“Caraco”), which has an office at 1150 Elijah McCoy Drive, Detroit, MI 48202, U.S.A. and SUN PHARMACEUTICAL INDUSTRIES LIMITED, an Indian corporation (“Sun”) having an Registered Office at SPARC, Tandalja, Vadodara 390 020 India.

WHEREAS, Sun and Caraco entered into that certain Distribution and Sale Agreement dated January 29, 2008 (the “Agreement”), pursuant to which Caraco distributes and sells Paragraph IV filing Sun generic pharmaceutical products which require ANDAs in the United States of America, its territories and possessions, including Puerto Rico (the "Territory") and Sun agreed to sell products, whether developed or under development and/or whether ANDA approved or under ANDA approval, to Caraco for marketing and sale by Caraco in the Territory; and

WHEREAS, the Agreement had an initial term of three (3) years; and

WHEREAS, the parties the Agreement provided for an automatic one year renewal in the event neither party elected to terminate the agreement; and

WHEREAS, neither party elected to terminate the Agreement prior to the required termination date, resulting in a one year renewal; and

WHEREAS, Caraco understands that Sun desires to initiate a transition of the marketing of the Products (as that term is defined in the Agreement) to Sun and/or its wholly-owned affiliates; and

WHEREAS, in order to minimize disruption and confusion in the marketplace, the parties desire to set forth an orderly transition; and

WHEREAS, the parties wish to amend the Agreement in accordance with the specific terms as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the agreement as follows:

1.	AMENDMENT OF TERM

The parties hereby agree to amend the existing term of the Agreement such that the Agreement shall expire on January 28, 2012.

2.	TRANSITION PLAN

a.           During the first six months of the calendar year 2011, the parties shall discuss a transition plan to transition the marketing of the Products to Sun and/or its wholly-owned affiliates (the “Transition Plan”).

b.           During the remainder of the term of the extension discussed in Section 1 of this Amendment, the parties shall implement the Transition Plan.

c.           Notwithstanding the foregoing, Caraco hereby acknowledges that should the parties fail to reach an agreement or understanding regarding the Transition Plan, or for any reason fail to implement the Transition Plan, absent a written agreement executed by both parties, the Agreement shall still terminate on January 28, 2012.

3.	ENTIRE AGREEMENT

This Amendment and any documents executed and delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous oral and written communications and agreements with respect thereto.

4.	COUNTERPARTS

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

5.	HEADINGS

Headings of sections shall be deemed to be included for purposes of convenience only and shall not affect the interpretation of this Amendment.

6.	GOVERNING LAW

This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan, and the federal laws of the United States.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, themselves or by their duly authorized representatives, under seal, the day and year first above written.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

By:	/s/ GP Singh Sachdeva
(signature)

Name:	GP Singh Sachdeva
(printed)

Title:	Chief Executive Officer

SUN PHARMACEUTICAL INDUSTRIES LIMITED

By:	/s/ Dilip S. Shanghvi
(signature)

Name:	Dilip S. Shanghvi
(printed)

Title:	Chairman and Managing Director